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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                  October 10, 2002
(Date of earliest event reported)                               October 10, 2002


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        1-13676                                       36-3846489
(Commission File Number)                 (I.R.S. Employer Identification Number)



310 South Schuyler Avenue, Kankakee, Illinois                              60901
  (Address of principal executive offices)                            (Zip Code)



                                 (815) 937-4440
              (Registrant's telephone number, including area code)




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Item 5. Other Information

On October 10, 2002, the Company announced the signing of a definitive agreement by its wholly-owned subsidiary, Kankakee Federal Savings Bank, to sell its banking office in Hoopeston, Illinois to Capstone Bank, N.A., of Watseka, Illinois. The transaction is subject to approval from the appropriate regulatory agencies and is expected to be completed in the first quarter of 2003. The news release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   Financial Statements of Business Acquired.

              None.

        (b)   Pro Forma Financial Information.

              None.

        (c)   Exhibits.

              99.1 News Release, dated October 10, 2002




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     KANKAKEE BANCORP, INC.



Dated: October 10, 2002              By: /s/ Ronald J. Walters
                                         ---------------------------------------
                                             Ronald J. Walters
                                             Vice President and Treasurer

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